Exhibit 10.1

[EXECUTION COPY]

SECOND AMENDMENT TO

THE SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into as of January 24, 2018 (the “Amendment Effective Date”), among VOYA FINANCIAL, INC., a Delaware corporation (formerly known as ING U.S., Inc., which itself was formerly known as ING America Insurance Holdings, Inc.) (the “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, a Fronting L/C Issuer and Several L/C Agent.

R E C I T A L S

A. Reference is made to the Second Amended and Restated Revolving Credit Agreement by and among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender, a Fronting L/C Issuer and Several L/C Agent, dated as of May 6, 2016, (as amended by that certain Amendment to the Second Amended and Restated Revolving Credit Agreement, dated as of March 30, 2017, and as further amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise indicated herein, all capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

B. The Borrower has notified the Administrative Agent and the Lenders that it has entered into that certain Master Transaction Agreement, dated as of December 20, 2017 (the “Transaction Agreement”), by and among Borrower, the Reinsurer Parent (as defined in the Transaction Agreement) and the Buyer Parent (as defined in the Transaction Agreement), pursuant to which the Borrower intends to sell Voya Insurance and Annuity Company and certain other of the Borrower’s closed block variable annuity and fixed and fixed-index annuity businesses to the Buyer (as defined in the Transaction Agreement) (the “Sale Transaction”).

C. In connection with the Sale Transaction, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement as of the date hereof, subject to the terms and conditions set forth in this Amendment.

In consideration of the foregoing and the mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent agree and acknowledge as follows:

1. Amendment to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms in the appropriate alphabetical order:

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Master Transaction Agreement” means that certain Master Transaction Agreement, dated as of December 20, 2017, by and among Borrower, the Buyer

Parent (as defined in the Master Transaction Agreement) and Reinsurer Parent (as defined in the Master Transaction Agreement), as the same may be amended, restated, amended and restated or otherwise modified from time to time.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Sale Transaction” means the sale of Voya Insurance and Annuity Company and certain other of the Borrower’s closed block variable annuity and fixed and fixed-indexed annuity businesses as described in and pursuant to the Master Transaction Agreement.

“Second Amendment” means that certain Second Amendment to the Second Amended and Restated Revolving Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrower, the Lenders party thereto, and the Administrative Agent.

“Second Amendment Effective Date” means January 24, 2018.

(b) Section 7.06 of the Credit Agreement is hereby amended by amending and restating clause (a) in its entirety as follows:

“(a) Net Worth. Commencing on December 31, 2017, permit Net Worth, measured as of the last day of any fiscal quarter, to be less than the sum of (i) the greater of (a) $6,000,000,000 and (b) an amount equal to 75% of Net Worth as reported on the financial statements delivered pursuant to Section 6.01(a) for the fiscal year ended December 31, 2017, that are attached to the Compliance Certificate delivered pursuant to Section 6.02(a) for the fiscal year ended December 31, 2017, plus (ii) an amount equal to 50% of any increase in Net Worth of the Borrower and its Subsidiaries after December 31, 2017 by reason of the issuance of common stock or other ownership interests of the Borrower or any of its Subsidiaries, plus (iii) in the event that either (A) the Sale Transaction is not consummated by December 31, 2018 or (B) the Master Transaction Agreement is terminated in writing prior to the consummation of the Sale Transaction for any reason and Net Worth increases as a result of either subclause (A) or (B), 75% of such resulting increase in Net Worth.”

(c) Section 5.10 of the Credit Agreement is hereby amended by inserting new clauses (d) through (f) immediately after clause (c) of such Section as follows:

“(d) The Borrower represents and warrants, as of the Second Amendment Effective Date and throughout the term of this Agreement, at least one of the following is and will be true with respect to the Borrower:

(i) the Borrower is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments;

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to the Borrower’s entering into the Second Amendment and performance of this Agreement as amended by the Second Amendment, the other Loan Documents, the Loans, the Letters of Credit or the Commitments and each action or obligation hereunder and thereunder; or

(iii) (A) the Borrower is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Borrower to enter into the Second Amendment and perform this Agreement as amended by the Second Amendment, the other Loan Documents, the Loans, the Letters of Credit or the Commitments and each action or obligation hereunder and thereunder, (C) the entering into the Second Amendment and performance of this Agreement as amended by the Second Amendment, the other Loan Documents, the Loans, the Letters of Credit or the Commitments and each action or obligation hereunder and thereunder, each satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of the Borrower, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to the Borrower’s entering into the Second Amendment and performance of this Agreement as amended by the Second Amendment, the other Loan Documents, the Loans, the Letters of Credit or the Commitments and each action or obligation hereunder and thereunder; or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and the Borrower.

(e) In addition, unless sub-clause (i) in the immediately preceding clause (d) is true with respect to the Borrower or the Borrower has not provided another representation, warranty and covenant as described in sub-clause (iv) in the immediately preceding clause (d), the Borrower further represents and warrants, as of the date hereof and throughout the term of this Agreement, that:

(i) none of the Administrative Agent, any Lender, any Arranger, or any Affiliate of the foregoing is a fiduciary with respect to the assets of the Borrower (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto);

(ii) the Person making the investment decision on behalf of the Borrower with respect to the entrance into the Second Amendment and performance of this Agreement as amended by the Second Amendment, the other Loan Documents, the Loans, the Letters of Credit or the Commitments and each action or obligation hereunder and thereunder is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E);

(iii) the Person making the investment decision on behalf of the Borrower with respect to the entrance into the Second Amendment and performance of this Agreement as amended by the Second Amendment, the other Loan Documents, the Loans, the Letters of Credit or the Commitments and each action or obligation hereunder and thereunder is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations);

(iv) the Person making the investment decision on behalf of the Borrower with respect to the entrance into the Second Amendment and performance of this Agreement as amended by the Second Amendment, any documents related to this Agreement, the other Loan Documents, the Loans, the Letters of Credit or the Commitments and each action or obligation hereunder and thereunder is a fiduciary under ERISA or the Code, or both, with respect to this Agreement, the other Loan Documents, the Loans, the Letters of Credit or the Commitments and each action or obligation hereunder and thereunder; and

(v) no fee or other compensation is being paid directly to the to the Administrative Agent, any Arranger, or any Lender or any Affiliates of the foregoing for investment advice (as opposed to other services) in connection with the transactions contemplated hereby or by any Loan Document.

(f) The Administrative Agent, each Arranger, and each Lender hereby informs the Borrower that such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person or an Affiliate has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit or the Commitments, (ii) may recognize a gain if it purchased the Loans, the Letters of Credit or the Commitments for an amount less than the par amount thereof or sells the Loans, the Letters of Credit or the Commitments for an amount in excess of what it paid therefor or extended to the Borrower hereunder and/or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.”

(d) Article 10 of the Credit Agreement is hereby amended by inserting a new Section 10.23 immediately after Section 10.22 as follows:

“10.23 Lender ERISA Representations.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or Guarantor, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments;

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or Guarantor, that:

(i) none of the Administrative Agent, the Arrangers, or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto);

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E);

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations);

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and

(v) no fee or other compensation is being paid directly to the Administrative Agent, the Arrangers, or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c) The Administrative Agent and the Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

2. Representations. As a material inducement to the Lenders and the Administrative Agent to execute and deliver this Amendment, the Borrower represents and warrants to the Lenders and the Administrative Agent that on and as of the date hereof:

(a) Borrower has all requisite corporate authority and power to execute, deliver, and perform its obligations under this Amendment, which execution, delivery, and performance (i) have been duly authorized by all necessary corporate action, (ii) require no approvals from any Governmental Authority that have not been obtained and are not in full force and effect, (iii) do not violate its certificate of incorporation or its bylaws, and (iv) do not violate any Law the effect of which would be both material and adverse to the Lenders;

(b) upon its execution and delivery by the Borrower, the Administrative Agent, and the Required Lenders, this Amendment and the Credit Agreement as amended hereby will constitute the legal and binding obligation of the Borrower, enforceable against the Borrower in accordance with this Amendment’s terms, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally;

(c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and

(d) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except that those representations and warranties which are qualified by materiality or Material Adverse Effect are true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that those representations and warranties which are qualified by materiality or Material Adverse Effect are true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in subsection (a) of Section 5.05 of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

3. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon execution hereof by the Borrower, the Required Lenders and the Administrative Agent.

4. Fees. The Borrower will pay to the Administrative Agent, for the account of each Lender (including Bank of America) who executes this Amendment by 12:00 p.m. (Eastern time) on January 24, 2018 a fee in the amount of $5,000 for each such Lender. The aggregate amount of this fee shall be due and payable on the Amendment Effective Date

5. Reduction of Commitments. Immediately following the consummation of the Sale Transaction, the Aggregate Commitments shall be permanently reduced to an amount not greater than $1,250,000,000 in accordance with Section 2.06 of the Credit Agreement, provided that, notwithstanding anything to the contrary in Section 2.05 or Section 2.06 of the Credit Agreement, the parties hereto agree that any notice of reduction of Aggregate Commitments delivered pursuant to this Amendment (and any notice of prepayment of Eurodollar Rate Loans delivered in connection with such reduction of Aggregate Commitments) (x) may be delivered by 11:00 a.m., New York time, one Business Day before the date of such proposed reduction (and such prepayment, if any) and (y) may be made conditional on the consummation of the Sale Transaction. The Borrower agrees that it shall provide the Administrative Agent with notice of such reduction of the Aggregate Commitments no later than one Business Day prior to the consummation of the Sale Transaction. The Borrower further agrees that it shall, if necessary, reduce Total Outstandings prior to the effectiveness of such reduction such that the Total Outstandings would not exceed the Aggregate Commitments after giving effect to such reduction, as required under Section 2.06 of the Credit Agreement.

6. Expenses. The Borrower shall pay all reasonable costs, fees, and expenses of the Administrative Agent and the Arrangers incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

7. Miscellaneous. Unless stated otherwise herein, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment, (c) this Amendment shall be governed by and construed in accordance with the laws of the State of New York, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (f) delivery of an executed counterpart of a signature page to this Amendment by telecopier, by electronic mail or by other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment, (g) this Amendment, the Credit Agreement, as amended by this Amendment, and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, (h) except as provided in this Amendment, the Credit Agreement, the Notes, the Guaranty and the other Loan Documents are unchanged and are ratified and confirmed; and (i) except as provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8. Parties. This Amendment is a Loan Document. This Amendment binds and inures to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns, subject to Section 10.06 of the Credit Agreement.

The parties hereto have executed this Amendment in multiple counterparts as of the date first above written.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed effective as of the date set forth above.

VOYA FINANCIAL, INC.

By:	/s/ David S. Pendergrass
Name:	David S. Pendergrass
Title:	Senior VP and Treasurer

By:	/s/ Kevin J. Reimer
Name:	Kevin J. Reimer
Title:	VP and Assistant Treasurer

To induce the Credit Parties (as defined in the Guaranty) to enter into this Amendment, the undersigned hereby (a) consents to the execution and delivery of this Amendment and to the terms and conditions hereof, (b) agrees that such execution and delivery in no way release, diminish, impair, reduce, or otherwise adversely affect the obligations or undertakings of the undersigned under the Guaranty and (c) ratifies and confirms the obligations and undertakings of the undersigned under the Guaranty.

VOYA HOLDINGS INC.

By:	/s/ David S. Pendergrass
Name:	David S. Pendergrass
Title:	Senior VP and Treasurer

By:	/s/ Kevin J. Reimer
Name:	Kevin J. Reimer
Title:	VP and Assistant Treasurer

BANK OF AMERICA, N.A., as the Administrative Agent, Swing Line Lender, a Fronting L/C Issuer and Several L/C Agent

By:	/s/ Derek Miller
Name:	Derek Miller
Title:	Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

Citibank, N.A., as a Lender

By:	/s/ Peter Bickford
Name:	Peter Bickford
Title:	Vice President and Managing Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Karole Dill Barkley
Name:	Karole Dill Barkley
Title:	Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

ING Bank N.V., London Branch, as a Lender

By:	/s/ Alan Prosser
Name:	Alan Prosser
Title:	Vice President

By:	/s/ M. Sharman
Name:	M. Sharman
Title:	MD

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

Mizuho Bank, Ltd., as a Lender

By:	/s/ David Lim
Name:	David Lim
Title:	Authorized Signatory

SunTrust Bank, as a Lender

By:	/s/ Paula Mueller
Name:	Paula Mueller
Title:	Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/ Glen Schuermann
Name:	Glen Schuermann
Title:	Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

U.S. Bank National Association, as a Lender

By:	/s/ Tenzin D. Subhar
Name:	Tenzin D. Subhar
Title:	Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

Barclays Bank PLC, as a Lender

By:	/s/ Nicholas Guzzardo
Name:	Nicholas Guzzardo
Title:	Assistant Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

BMO Harris Bank, N.A., as a Lender

By:	/s/ Benjamin Mlot
Name:	Benjamin Mlot
Title:	Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

BNP Paribas, as a Lender

By:	/s/ Marguerite L. Lebon
Name:	Marguerite L. Lebon
Title:	Vice President

By:	/s/ Hampton Smith
Name:	Hampton Smith
Title:	Managing Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

Industrial and Commercial Bank of China Limited, New York Branch, as a Lender

By:	/s/ Jeffrey Roth
Name:	Jeffrey Roth
Title:	Director

By:	/s/ Shulin Peng
Name:	Shulin Peng
Title:	Managing Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

RBC Capital Markets, LLC, as a Lender

By:	/s/ Jonathan Bayer
Name:	Jonathan Bayer
Title:	Managing Director, Head of Insurance Investment Banking

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jocelyn Boll
Name:	Jocelyn Boll
Title:	Managing Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

CREDIT SUISSE AG, NEW YORK BRANCH, as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ William O’Daly
Name:	William O’Daly
Title:	Authorized Signatory

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Cindy Tse
Name:	Cindy Tse
Title:	Authorized Signatory

NATIONAL AUSTRALIA BANK LIMITED, as a Lender

By:	/s/ Helen Hsu
Name:	Helen Hsu
Title:	Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

The Bank of Nova Scotia, as a Lender

By:	/s/ Kevin Chan
Name:	Kevin Chan
Title:	Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

UniCredit Bank AG, New York Branch, as a Lender

By:	/s/ William Orsini
Name:	William Orsini
Title:	Managing Director

By:	/s/ Michael Imperiale
Name:	Michael Imperiale
Title:	Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

COMMERZBANK AG, New York Branch, as a Lender

By:	/s/ Michael McCarthy
Name:	Michael McCarthy
Title:	Managing Director

By:	/s/ Patrizia Lloyd
Name:	Patrizia Lloyd
Title:	Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

PNC Bank, National Association, as a Lender

By:	/s/ Alaa Shraim
Name:	Alaa Shraim
Title:	Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

State Street Bank & Trust Company, as a Lender

By:	/s/ Andrei Bourdine
Name:	Andrei Bourdine
Title:	Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Joshua Metcalf
Name:	Joshua Metcalf
Title:	2VP

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]